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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 25, 2000

                          Commission File No.: 0-14685

                               GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                                       51 - 0271821
   (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                       Identification No.)



                          14800 CONFERENCE CENTER DRIVE
                              SUITE 400, WESTFIELDS
                            CHANTILLY, VIRGINIA               20151
               (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (703) 802-9200


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                      GENICOM CORPORATION AND SUBSIDIARIES
                                    FORM 8-K



Item 5.          Other Items

                 As previously reported, Genciom has been operating in violation of its credit facility since the third quarter of 1999. Since then the Company and its lender group led by Bank of America, N.A. ("lender group") have been in discussions concerning the situation.

                 On February 25, 2000 Genicom received formal notice from the lender group of the occurrence of certain events of default under the credit facility, including the Company's failure to make required principal and interest payments. The notice also stated that all amounts due under the credit facility have been accelerated and are fully due and payable. Under the terms of the credit facility, the lenders can immediately exercise all of their rights and remedies, including but not limited to their right to offset the Company's bank accounts and foreclose on their collateral. The lender group has exercised its right of offset against the Company's operating accounts, including those at Bank of America, and notified the Company that it will continue to exercise its offset rights against such accounts. The Company has been directed to notify its account debtors to continue to remit all payments of amounts due to the Company to its lockbox account at Bank of America in accordance with current practice.

                 The Company has been actively working to develop a refinancing proposal for submission to the lender group. The proposal would include an asset based senior secured facility and additional mezzanine financing. The Company has been notified of credit committee approval of the availability of the senior secured portion of its refinancing needs. In addition, the Company has identified and is negotiating with a potential investor for the mezzanine level of financing. Part of these negotiations include the potential investor purchasing all of the Company's outstanding debt from the lender group.

                 The Company is attempting to find solutions to the lender group's issues and is considering all available alternatives, including refinancing or the filing of a Chapter 11 bankruptcy petition. The actions of the lender group described above will have a material adverse effect on the Company. There can be no assurance that the Company will be able to continue as a going concern.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          GENICOM Corporation
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                                              Registrant

Date:  February 29, 2000

                                              /s/ James C. Gale
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                                                  Signature

                              James C. Gale
                              Senior Vice President and Chief
                              Financial Officer

                              (Mr. Gale is a Corporate Vice
                              President and has been duly
                              authorized to sign on behalf of the
                              Registrant)